Prospectus Supplement

January 25, 2007

Morgan Stanley Institutional Fund, Inc.

Supplement dated
January 25, 2007 to the
Morgan Stanley
Institutional Fund, Inc.
Prospectus dated
April 28, 2006 of:

Global Franchise Portfolio

The following paragraph is hereby added to the section of the Prospectus entitled "Risks":

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please retain this supplement for future reference.

MSIGLINTSPT1 1/07

Prospectus Supplement

January 25, 2007

Supplement dated January 25, 2007 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 28, 2006 of:

International Magnum Portfolio

Morgan Stanley Institutional Fund, Inc.

The disclosure in the section of the Prospectus titled "Fund Management – Portfolio Management – International Magnum Portfolio" is hereby deleted and replaced with the following:

The Portfolio's assets are managed within the International Magnum team and the individual Investment Teams. The teams consist of portfolio managers and analysts. Francine J. Bovich, a Managing Director of the Adviser, is the member of the International Magnum team who is primarily responsible for the day-to-day management of the Portfolio. Ms. Bovich has been associated with the Adviser in an investment management capacity since April 1993 and has been a member of the team managing the Portfolio since February 1996.

Members of the Investment Teams primarily responsible for individual security selection for the Portfolio include Johannes B. van den Berg, a Managing Director of the Adviser, David Sugimoto, an Executive Director of the Adviser, Kunihiko Sugio, a Managing Director of MSAITM, James Cheng, a Managing Director of MSIM Company, and Matthew Leeman, a Managing Director of the Sub-Adviser.

Mr. van den Berg has been associated with the Adviser in an investment management capacity since July 2005 and has been a member of the team managing the Portfolio since February 2006. Prior to joining the Adviser, Mr. van den Berg was Head of International Equities at 1838 Advisors. Mr. Sugimoto has been associated with the Adviser in an investment management capacity since July 2005 and has been a member of the team managing the Portfolio since February 2006. Prior to joining the Adviser, Mr. Sugimoto was a Director and portfolio manager at 1838 Advisors. Mr. Sugio has been associated with MSAITM in an investment management capacity since December 1993 and has been a member of the team managing the Portfolio since February 2006. Mr. Cheng has been associated with MSIM Company in an investment management capacity and has been a member of the team managing the Portfolio since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Leeman has been associated with the Sub-Adviser in an investment management capacity and has been a member of the team managing the Portfolio since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management and prior to November 2002, Mr. Leeman was a portfolio manager at Lombard Odier Darier Hentsch.

Please retain this supplement for future reference.

MSIGLINTSPT1 1/07

Statement of Additional Information Supplement

January 25, 2007

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 25, 2007 to the Statement of Additional Information of Morgan Stanley Institutional Fund, Inc. dated April 28, 2006

The last sentence of the fourth paragraph on page one is hereby deleted and replaced with the following:

The Emerging Markets Debt, Focus Equity, Global Franchise, International Real Estate and U.S. Real Estate Portfolios are non-diversified portfolios.

In addition, fundamental limitation number 4 is hereby deleted and replaced with the following:

(4) except with respect to the Emerging Markets Debt, Focus Equity, Global Franchise, International Real Estate and U.S. Real Estate Portfolios, with respect to 75% to its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

With respect to the International Magnum Portfolio, the first and second paragraphs in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services – Portfolio Managers – International Magnum Portfolio" are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers: As of December 31, 2005, Francine J. Bovich managed four mutual funds with a total of approximately $653.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $160 million in assets; and 36 other accounts with a total of approximately $4.3 billion in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had a performance based fee. Johannes B. van den Berg managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately $7.6 million in assets. David Sugimoto managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately $7.6 million in assets. Kunihiko Sugio managed three mutual funds with a total of approximately $721.6 million in assets; four pooled investment vehicles other than mutual funds with a total of approximately $762.8 million in assets; and 12 other accounts with a total of approximately $3.6 billion in assets. As of August 28, 2006, James Cheng managed six mutual funds with a total of approximately $3.9 billion in assets; no pooled investment vehicles; and no other accounts. As of December 31, 2006, Matthew Leeman managed four mutual funds with a total of approximately $915.7 million in assets; six pooled investment vehicles other than mutual funds with a total of approximately $627 million in assets; and two other accounts with a total of approximately $147.1 million in assets.

Securities Ownership of Portfolio Managers: As of December 31, 2005, the dollar range of securities beneficially owned by Francine J. Bovich, Johannes B. van den Berg, David Sugimoto and Kunihiko Sugio in the Portfolio was $50,001-$100,000, $0, $0 and $0, respectively. As of August 15, 2006, the dollar range of securities beneficially owned by James Cheng in the Portfolio was $0. As of December 31, 2006, the dollar range of securities beneficially owned by Matthew Leeman in the Portfolio was $0.

Please retain this supplement for future reference.